AcelRx Pharmaceuticals

Corporate Presentation
September 2016

AcelRx
Pharmaceuticals, Inc.

Forward-Looking Statements

This presentation contains forward-looking statements, including, but not limited to, statements related to the process and timing of anticipated future development of AcelRx's product candidates, ARX-04 (sufentanil sublingual tablet, 30 mcg) and Zalviso® (sufentanil sublingual tablet system), including the ARX-04 clinical trial results; anticipated submission of the New Drug Application (NDA) for ARX-04 to the U.S. Food and Drug Administration (FDA); AcelRx's pathway forward towards gaining approval of Zalviso in the U.S.; the anticipated timing, design and results of the IAP312 clinical trial for Zalviso; anticipated resubmission of the Zalviso NDA to the FDA; and the therapeutic and commercial potential of AcelRx's product candidates, including potential market opportunities for ARX-04 and Zalviso. These forward-looking statements are based on AcelRx Pharmaceuticals' current expectations and inherently involve significant risks and uncertainties. AcelRx Pharmaceuticals' actual results and timing of events could differ materially from those anticipated in such forward-looking statements, and as a result of these risks and uncertainties, which include, without limitation, risks related to AcelRx Pharmaceuticals' ARX-04 development program, including anticipated submission of the ARX-04 NDA and the fact that the FDA may dispute or interpret differently clinical results obtained from the Phase 3 studies of ARX-04; AcelRx's ability to successfully execute the pathway towards a resubmission of the Zalviso NDA to the FDA, including the initiation and completion of the IAP312 clinical study for Zalviso; any delays or inability to obtain and maintain regulatory approval of its product candidates, including ARX-04 in the United States and Europe, and Zalviso in the United States; the uncertain clinical development process, including adverse events; the risk that planned clinical trials, including IAP312 for Zalviso may not begin on time, have an effective clinical design, enroll a sufficient number of patients, or be initiated or completed on schedule, if at all; the success, cost and timing of all development activities and clinical trials; the accuracy of AcelRx's estimates regarding expenses, capital requirements and the need for financing; and other risks detailed in the "Risk Factors" and elsewhere in AcelRx's U.S. Securities and Exchange Commission filings and reports, including its Quarterly Report on Form 10-Q filed with the SEC on July 29, 2016. AcelRx undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Sublingual Sufentanil:
New approach in development to treat moderate-to-severe acute pain

AcelRx Highlights: **Over $98 million in cash**
Two US Phase 3 products

ARX-04



- Emergency Medicine
- Short-stay Surgeries and Procedures

Zalviso®


CONTROLLER

- Inpatient Surgeries
- Marketed in EU

AcelRX
Pharmaceuticals, Inc.

AMI# MRC 0087

Opioids Remain Important Analgesics

- The Ebers Papyrus (ca. 1500 B.C.) documents many opioid remedies for pain and suffering[1]
- Over 3000 years later, opioids remain an important treatment for moderate-to-severe acute pain[2]
- 2016 American Pain Society Guidelines for managing postoperative pain include the use of opioids[3]
- Following major surgery, non-opioid adjuvants only reduce postoperative opioid use by 0 – 50%[4]
- Opioid medications remain the mainstay for treatment of severe pain in the ER[5]
- AcelRx products are intended for short-term use and only to be used in hospitals or administered by trained medical professionals

AcelRx Pharmaceuticals, Inc.

1. Brownstein, MJ: PNAS 90:5391, 1993.
2. Garimella V, Cellini C: Clin Colon Rectal Surg 26:191, 2013
3. Chou, The Journal of Pain (2016;17:131-157)
4. Buvanendran A, Kroin JS: Curr Opin Anaesthesiol 22:588, 2009
5. http://www.acep.org/opioids/

AMI# MRC 0087

Unmet Needs in Treatment of Moderate-to-Severe Acute Pain

	Emergencies	Short-Stay Surgeries/Procedures	Inpatient Surgeries
Route of Delivery	• IM/IV are invasive • Oral = slow onset	• IV may prolong stay • Oral = slow onset	• IV may limit mobility • PCA pump = potential for programming errors
Common Opioids	• IV morphine and hydromorphone = delayed CNS uptake/slow off; active metabolites can cause prolonged opioid effects/side effects • IV fentanyl = rapidly absorbed/short-acting requiring frequent redosing		

Sufentanil:
Sublingual Route = Rapid Brain Penetration

*Sufentanil Penetrates CNS Due to Lipophilicity (t½ke0)

Commonly used IV opioids have a delayed equilibration time between plasma and brain



ARX-04
Morphine
Time-Course of Brain Concentrations
1
2
3
4
5
6
Hours After Administration



Blood Brain Barrier
Morphine 168 min[1]
Hydromorphone 46 min[2]
Sufentanil 6 min[3]

1. Lotsch et al., Anesthesiol 95:1329-38, 2001
2. Shafer et al., Geriatric Anesthesiology. 2nd ed. New York, NY: Springer; Chapter 15:209–28, 2007
3. Scott et al., Anesthesiol 74:34-42, 1991

Sublingual Sufentanil
Potential for Real-Time Tracking Between Dosing & Effect

Sublingual sufentanil dosing closely matched with effect

Sublingual Sufentanil Plasma vs. Brain Concentrations[2]



Sufentanil
Cp / Ce (pg/ml)
100
80
60
40
20
0
0
2
4
6
8
10
Time (hours)
Plasma
Effect Site

Brain levels delayed with IV morphine dosing[1]

IV Morphine Plasma vs. Brain Concentrations



Morphine/M6G in plasma*
Cp / Ce (ng/ml)
100
80
60
40
20
0
0
2
4
6
8
10
Time (hours)
Morphine/M6G in brain*

** Assumes equipotency of morphine and M6G; other potency ratios achieved similar results*

AcelRx Pharmaceuticals, Inc.

AMI# MRC 0087

[1] Sublingual sufentanil and IV PCA dosing frequency based on IAP309 study;
[2] Plasma and brain concentrations modelled from published plasma and CNS equilibration values by Dr. Dennis Fisher – consultant to AcelRx

Proprietary Sufentanil Sublingual Tablets Have Unique Properties

Sufentanil



- **Lipophilic** so absorbed sublingually
- **Potent** so small tablet possible
- **Wide therapeutic index**[1] to maximize analgesia while minimizing side effects
- **Low GI bioavailability** minimizes delayed effect of swallowed drug

Tablet



- **Small size** dissolves in minutes
- **Minimizes saliva production** to limit swallowed drug and avoid delayed drug uptake from GI
- **Bioadhesive** to keep in place under tongue
- **Discrete dosing unit** may reduce dosing errors and diversion of clear liquids

[1] as determined by animal models

AcelRx Pharmaceuticals, Inc.

AMI# MRC 0087

In Medically Supervised Settings, ~90M Pts Treated Annually in the US for Moderate-to-Severe Acute Pain[1,2,3]

$1.7 Billion Combined Market Potential

Emergency Departments
Ambulatory Surgery Centers
Short-stay Surgeries
Interventional Procedures



Inpatient Postoperative
$445.5M3
$1.3B1,2
ARX-04
Zalviso

AcelRx Pharmaceuticals, Inc.

1. Data on file. In-house commissioned market research. ZS Associates "Opportunity Assessment, US & EU" Study dated August 2014
2. Data on file. In-house commissioned market research. Millennium Research Group "US Market Opportunity Study for Sublingual Sufentanil" March 24, 2010
3. Data on file. In-house commissioned market research. ZS Associates "Go-to-Market Strategy Segmentation and Opportunity Quantification" March 2014

ARX-04 Overview



- EMS (pre-hospital)
- Emergency Departments
- Ambulatory Surgery Centers
- Short-Stay Surgeries
- Interventional Procedures

Proposed Indication

AcelRx Pharmaceuticals is developing ARX-04, sublingual sufentanil 30 mcg tablet pre-filled in a single-dose applicator for the management of moderate-to-severe acute pain in a medically supervised setting.

Dosing

Maximum dose utilized in the studies was 30 mcg.

Development Status

- Clinical studies complete
- NDA submission anticipated in Q4 2016

Department of Defense Provides Support for Treating Pain Associated with Trauma

Battlefield

- IM morphine standard of care[1]
- IM dosing often ineffective due to shock and lack of circulation to muscles; death can occur due to oxygen desaturation upon reperfusion[2]
- IV lines time-consuming and challenging to start
- DoD Needs: Rapid onset with predictable offset and minimal cognitive effects



Civilian Equivalent = EMS/ED

- Guidelines support opioids for moderate-to-severe acute pain[3]
- IV lines challenging to start in ambulances[4]
- Can take 30 minutes or more to have an IV line inserted in ED[5]



1. US Defense Health Board. *Pre Hospital Use of Ketamine in Battlefield Analgesia in Tactical Combat Casualty Care Pain Guidelines*. 2012 Mar http://goo.gl/w2rfR0
2. de Moya, M. A. *Shock*. In Merck manual online, professional version. Retrieved from http://goo.gl/I8Xpa2
3. Byers, PA; Counselman, FL. *Appropriate Analgesic Use in the Emergency Department*. Emerg Med 2014;46(6): 249-255.
4. Sweeney, T. and Marques, A. Prehospital Vascular Access for the Trauma Patient. In Soreid E. and Grande, C. (Eds) Prehospital Trauma Care (Page 291). CRC Press Feb 02, 2015
5. Ann Emerg Med. 2005 Nov;46(5):456-61

AcelRx Pharmaceuticals, Inc.

Survey of Emergency Departments Underscores Need for Improvements in Pain Management[1]

- Surveyed physicians expect fewer than 20% of their ER patients to wait 15 min or less for their first dose of IV opioids
- 65% of physicians stated that they would use a product like ARX-04 in their institution



Areas for Improvement
Potential ARX-04 Market
Field Trauma
Pre-Hospital
ED, waiting
ED following eval or during a procedure
ED, awaiting admission
ED, upon discharge
2%
10%
52%
23%
5%
8%
0%
20%
40%
60%

1. Data on file. In-house market research. Conducted at American College of Emergency Physicians (ACEP) November 2015

AcelRX Pharmaceuticals, Inc.

AMI# MRC 0087

Cost of Initial IV Opioid Dose in the ED for the Treatment of Acute Pain Exceeds $140 - ISPOR[1]



Component Costs of IV Opioid Dose
Drug* - $7
Catheter - $4
Lidocaine - $5
Tubing - $15
Saline Bag - $15
IV Pump - $37
IV Start & Infusion - $62
95% of costs
are non-drug

AMI# MRC 0087

[1] Oral presentation at the International Society for Pharmacoeconomic and Outcomes Research Meeting, May 21-25, 2016 in Washington, DC.
*Fentanyl $7, Morphine $6, Hydromorphone $7

ARX-04 Clinical Studies Completed

Data From Open-Label Safety Studies Reported in Q3

Pivotal Studies – Completed

- Positive Phase 2: SAP202 Bunionectomy Study
- Positive Phase 3: SAP301 Abdominal Surgery Study

Safety Studies – Completed

- SAP302: Emergency Department Study
- SAP303: Postoperative Elderly Patients and Patients with Comorbidities

ARX-04 Abdominal Surgery Study: SAP301

Postoperative Ambulatory Surgery Patients

Surgery Types	Study Details
▪ Open Hernioplasty ▪ Abdominoplasty ▪ Laparoscopic Abdominal Surgery	▪ Randomized 163 patients ▪ Randomized 2:1 active to placebo ▪ Completers = 24 hours in the study, extension to 48 hours if needed ▪ Primary endpoint: Sum of the pain intensity difference to baseline over the first 12 hours (SPID12)

ARX-04 Abdominal Surgery Study: SAP301

ARX-04 Superior to Placebo on Primary and Secondary Endpoints

- 163 patients randomized 2:1 active to placebo
- Significantly greater SPID12 compared to placebo
- Positive on secondary endpoints
- AE's not different between ARX-04 and placebo
- Typical opioid AEs (nausea, headache, vomiting)

SPID Over 12 hours



30.0
25.0
20.0
15.0
10.0
5.0
0.0
SPID12
25.8
13.1
(p<0.001)
ARX-04
Placebo

AcelRx Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Abdominal Surgery Study: SAP301

SPID1 Statistically Better than Placebo after 15 Minutes

SPID Over First Hour of Treatment



Statistical separation at 15 minutes
ARX-04
Placebo
* p<0.01
** p<.001
Sum of Pain Intensity Difference
1.2
1
0.8
0.6
0.4
0.2
0
-0.2
-0.4
-0.6
0
15
30
45
60
Minutes

AcelRX Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Emergency Room Study: SAP302

Outcome Measures

Study sites

- Hennepin County Medical Center, Minneapolis, MN (James Miner, MD)
- Memorial Hermann-Memorial City Medical Center, Houston, TX (Harold Minkowitz, MD)
- Baylor College of Medicine, Ben Taub General Hospital, Houston, TX (Zubaid Rafique, MD)

Primary Endpoint	Key Secondary Efficacy Endpoints	Safety Endpoints
▪ Sum of the pain intensity difference to baseline over the first hour of treatment (SPID1)	▪ PID assessments ▪ Patient and Healthcare Global Assessment ▪ Rescue medication ▪ Drop-outs - inadequate analgesia	▪ Adverse Events ▪ Vital Signs ▪ Six-item Cognitive Screener ▪ Concomitant Medications

AcelRx Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Emergency Room Study: SAP302

Demographics with high baseline pain scores

Category		Category	
Sex, male, %	61	BMI, %	
Age, years, mean	42	< 30kg/m^2	61
Race, %		≥ 30kg/m^2	39
Caucasian	59	ASA Classification, %	
African American	34	1	61
Native American	7	2	33
Ethnicity, %		3	7
Hispanic/Latino	16	Baseline Pain	8.1/10

AcelRx Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Emergency Room Study: SAP302
Clinically significant pain relief

- **Over 35% reduction in pain intensity by 60 min**
- **A clinically significant drop in pain intensity when administering 0-10 point numerical rating scale (NRS) to measure pain is 1.3[1]**


PID = 2.9
PID = 1.3[1]
Pain Intensity Difference to Baseline
0
1
2
3
0
15
30
45
60
Time (minutes)

1. Bijur, Polly E., et al.. Validation of a Verbally Administered Numerical Rating Scale of Acute Pain four Use in the Emergency Department. Academy Emergency Medicine. 2003;10: 390-392.

AMI# MRC 0087

ARX-04 Emergency Room Study: SAP302

Adverse events (> 2% of patients)

- **Majority of patients experienced no side effects**
- **Six-Item Screener demonstrated no effect on cognition by ARX-04**

Adverse Event, n (%)	ARX-04 (30 mcg) n=76
No Adverse Event	79%
Nausea	9%
Somnolence	5%[1]
Vomiting	4%
Oxygen Desaturation	3%[2]

1. All 4 patients with somnolence were rated as mild
2. Two patients experienced transient room air oxygen desaturations below 95% (88% and 94% which immediately improved with nasal cannula oxygen)

AcelRx Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Postoperative Study: SAP303

Short-stay Postoperative Patients - Single-Arm, Open-Label

Patient Types	Study Details
▪ Post surgical patients moderate-to-severe pain ▪ Age 40 or older ▪ Encourage enrollment of patients with comorbidities (renal impairment, liver impairment, etc.)	▪ ARX-04 dosed no more than every 60 minutes as needed for up to 12 hours ▪ Multi-center – Enrolled 140 patients ▪ Primary endpoint: Sum of the pain intensity difference to baseline over 12 hours (SPID12)

ARX-04 Postoperative Study: SAP303

Demographics with older patients and co-morbidities

Category		Category	
Sex, female, %	54	BMI, %	
Age, years, mean	55	< 30kg/m^2	56
< 65,%	73	≥ 30kg/m^2	44
≥ 65, %	17	ASA Classification, %	
Race, %		1	32
Caucasian	84	2	52
Hispanic/Latino (ethnicity)	16	3	16
African American	14	Baseline Hepatic and/or Renal Impairment, %	29
Asian	1	Baseline Pain	6/10
Native American	1		

AcelRX Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Postoperative Study: SAP303
Mean Pain Intensity



Mean Pain Intensity (PI) by
Evaluation Time Point: All Enrolled Patients
Mean PI
10
9
8
7
6
5
4
3
2
1
0
2
4
6
8
10
12
Time (Hour)
Sufentanil 30 mcg
- 57% reduction in pain intensity over 12 hour study period

AcelRX Pharmaceuticals, Inc.

AMI# MRC 0087

ARX-04 Postoperative Study: SAP303

Adverse events (> 2% of patients)

- **Majority of patients experienced no AEs: 63% overall; 63% aged ≥65 years; 62% with hepatic impairment; 70% with renal impairment**

All Patients Adverse Event, n (%)	ARX-04 (30 mcg) n=140
No Adverse Event	63%
Nausea	27%
Headache	6%
Dizziness	4%
Pruritus	3%
Hypotension	2%
Oxygen Desaturation	2%[1]

AcelRx Pharmaceuticals, Inc.

1. Three patients experienced transient room air oxygen desaturations all events were mild, possibly/probably related, and no opioid reversal agent required

AMI# MRC 0087

ARX-04 is on track for anticipated NDA submission by year end now that clinical trials are complete


Pre-NDA Meeting
Q4 2015
Submit NDA
Q4 2016
NDA PDUFA
Q4 2017

AcelRX Pharmaceuticals, Inc.

Zalviso® Overview



- Inpatient Surgeries requiring overnight stays

Proposed Indication

AcelRx Pharmaceuticals is developing Zalviso sufentanil sublingual tablet system for the management of moderate-to-severe acute pain in adult patients in a hospital setting.

Dosing

Maximum dose utilized in the studies was 15 mcg.

Development Status

- Marketed in Europe
- Additional US study anticipated to start 3Q
- NDA resubmission planning in process

Current Problems with IV PCA Devices and Delivery

Documented Problems with IV PCA[1,2,3]

- User programming errors resulting in adverse events including death
- Proxy dosing can cause injury and death
- Infection risk
- Can limit ambulation
- Clear liquid syringe can facilitate drug diversion



AcelRx Pharmaceuticals, Inc.

1. *Meissner, Hospital Pharmacy 44:312, 2009*
2. *ISMP: http://www.ismp.org/Newsletters/acutecare/articles/20070222.asp*
3. *K. New and K. Loya. Health Facility Drug Diversion: Essential Compliance & Auditing Measures. 2013*

AMI# MRC 0087

Zalviso:
Non-invasive Patient-Controlled Analgesia (PCA) Designed to Mitigate Issues with IV PCA

- **Decrease Medication Errors Associated with IV PCA:** Pre-programmed delivery/single-strength tablet
- **Reduce Proxy Dosing:** Patient RFID thumb tag required for dosing
- **Reduces IV-Related Infection Risk:** Noninvasive sublingual delivery
- **Less Hampering of Ambulation:** Patient not tethered to IV pole with Zalviso
- **20 minute Dose Lockout**


Investigational drug and delivery system not FDA approved for commercial use

- **Multiple Anti-Diversion Features**
  – RFID on cartridge provides full inventory tracking of tablets
  – HCP-controlled access, device tethered to bed, anti-diversion alarms

Zalviso Pivotal Studies:
Positive versus Placebo and Active Comparator

Placebo-Controlled Studies

- Study IAP310: postoperative pain after abdominal surgery
- Study IAP311: postoperative pain after total hip or knee replacement surgery

Zalviso vs. IV PCA morphine (IAP309)

- Zalviso superior as measured by Patient Global Assessment (PGA) and onset of analgesia
- Easier to use as rated by patients and healthcare professionals

Zalviso: Studied for Ability to Treat Moderate-to Severe-Acute Pain


Pain Intensity Difference to Baseline for Phase 3 Studies[1]
Patient Pain Intensity Difference
3
2
1
0
0
0.25
0.5
0.75
1
2
3
4
5
6
Time from first dose of study drug (hours)
Statistical separation between Zalviso and IV PCA within 1st hour (P=0.001)
Zalviso 310
Zalviso 311
Zalviso 309
IV PCA MS 309

AcelRx Pharmaceuticals, Inc.

[1]Presentation at the 2014 American Pain Society Annual Meeting, April 30 – May 3, Tampa, FL.

AMI# MRC 0087

Zalviso Final Phase 3 Study: IAP312

Open-Label, Single-Arm Designed to Evaluate Device Performance

IAP312 Multicenter Study

- Study designed specifically to address remaining FDA questions
- Protocol reviewed by FDA and revised based on FDA comments
- Plan to enroll ~315 patients
- 24- to 72-hour duration
- Single-arm, open-label, various postsurgical settings
- Multimodal analgesia allowed
- Study will collect device failure rate
- Nurses will actively look for dropped tablets
- clintrials.gov revised to reflect start date of September 2016
- Clinical supplies are being shipped to sites
- Study initiation site visits have started

ZALVISO

Approved in Europe: First commercial sale by Grunenthal in April 2016


Zalviso® 15 mikrogram
sublinguala resoribletter
Sufentanil
Sublingual användning.

Collaboration Details

- $50M received to date
- R&D and sales milestones remain
- Royalties from mid teens to mid twenties
- EU royalties and milestones partly sold
- Peak Revenues in EU expected to be $150M*
- Launched in Germany, France, UK, Belgium, Netherlands, Italy

* Per market forecast study commissioned by ACRX performed by LEK

Issued Patents on Both Device and Drug Formulations

IP Strategy

- Drug-device combination allows for broad patent coverage

- Integrated IP and regulatory strategy designed to minimize ANDA exposure

IP Portfolio

- 12 US patents issued on NanoTab
  8 US patents issued on Devices
  Coverage through 2027 - 2031
- 3 EU patents issued on NanoTab
  2 EU patents issued on Device
  Coverage through 2027 - 2029
- 28 issued patents in other territories
- 11 US applications plus 30+ foreign applications in late stage prosecution

Cash on hand at June 30, 2016 > $98M

Cash on hand at June 30, 2016	$98.8 million
Projected cash balance Dec 31, 2016	$70-75 million
Outstanding Loan Amount	$21 million
Shares Outstanding	45 million
Headcount at June 30, 2016	39

Significant number of key milestones anticipated over the next 18 months

	Milestone	2016		2017			
ARX-04	SAP-302 ER study results	August 2016					
	SAP303 Post-op results	Sept 2016					
	NDA		4Q16 submission	FDA Review			4Q17 PDUFA
	MAA			1Q17 submission		EMA Review	
Zalviso	EU launch continues	3Q16	4Q16	EU expansion			
	IAP312 Initiation	Sept 2016	Enrollment and treatment in post-operative patients			Prepare NDA	File NDA

Thank you for listening

For more information, visit:
www.acelrx.com

AcelRx
Pharmaceuticals, Inc.